                                                                   EXHIBIT 99.18


DEBTOR:  GREAT HAWAIIAN CRUISE LINE, INC.           CASE NUMBER:  01-10975 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached February Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ NICHOLAS J. DAVISON
------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  GREAT HAWAIIAN CRUISE LINE, INC.           CASE NUMBER:  01-10975 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to February Monthly Operating Report


 19-Mar-02                                    Summary Of Bank And Investment Accounts                                  Attachment 1
 5:34 PM                                         Great Hawaiian Cruise Line, Inc.
Summary                                               Case No: 01-10975 (EIK)                                             UNAUDITED
Great Hawaiian Cruise Line, Inc.                   For Month Of February, 2002

                                           Balances
                                 ------------------------------   Receipts &          Bank
                                   Opening          Closing       Disbursements       Statements          Account
Account                          As Of 2/01/02    As Of 2/28/02   Included            Included            Reconciled
-------                          -------------    -------------   -------------       ----------          ----------
No Bank Or Investment                 NA               NA              NA                NA                   NA
Accounts

 19-Mar-02                       Receipts & Disbursements           Attachment 2
 5:34 PM                    Great Hawaiian Cruise Line, Inc.
Summary                          Case No: 01-10975 (EIK)
Great Hawaiian Cruise Line     For Month Of February, 2002
Attach 2


       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

 19-Mar-02                            Concentration & Investment Account Statements                                     Attachment 3
 5:35 PM                                     Great Hawaiian Cruise Line, Inc.
Summary                                         Case No: 01-10975 (EIK)
Great Hawaiian Cruise Line                    For Month Of February, 2002
Attach 3


              No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 20-MAR-02 15:08:14
INCOME STATEMENT - ATTACHMENT 4                         Page:  1
Current Period: FEB-02

currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                                              PTD-Actual
                                              28-Feb-02
                                             -----------
Revenue
Gross Revenue                                       0.00
Allowances                                          0.00
                                             -----------
Net Revenue                                         0.00

Operating Expenses
Air                                                 0.00
Hotel                                               0.00
Commissions                                         0.00
Onboard Expenses                                    0.00
Passenger Expenses                                  0.00
Vessel Expenses                                     0.00
Layup/Drydock Expense                               0.00
Vessel Insurance                                    0.00
                                             -----------
Total Operating Expenses                            0.00

                                             -----------
Gross Profit                                        0.00

SG&A Expenses
General and Admin Expenses                      5,962.92
Sales & Marketing                                   0.00
Pre-Opening Costs                                   0.00
                                             -----------
Total SG&A Expenses                             5,962.92

                                             -----------
EBITDA                                         (5,962.92)

Depreciation                                        0.00
                                             -----------
Operating Income                               (5,962.92)

Other Expense/(Income)
Interest Income                                     0.00
Equity in Earnings for Sub                     (2,382.64)
Reorganization expenses                             0.00
                                             -----------
Total Other Expense/(Income)                    2,382.64

                                             -----------
Net Pretax Income/(Loss)                       (8,345.56)

Income Tax Expense                                  0.00

                                             -----------
Net Income/(Loss)                              (8,345.56)
                                             ===========

AMCV US SET OF BOOKS                                    Date: 20-MAR-02 12:51:11
BALANCE SHEET - ATTACHMENT 5                            Page:  1
Current Period: FEB-2

currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                                               YTD-Actual               YTD-Actual
                                               28-Feb-02                22-Oct-01
                                             --------------           --------------
ASSETS

Cash and Equivalent                                    0.00                     0.00

Restricted Cash                                        0.00                     0.00

Accounts Receivable                                    0.00                     0.00

Inventories                                            0.00                     0.00

Prepaid Expenses                                       0.00                     0.00

Other Current Assets                                   0.00                     0.00

                                             --------------           --------------
Total Current Assets                                   0.00                     0.00

Fixed Assets                                           0.00                     0.00

Accumulated Depreciation                               0.00                     0.00

                                             --------------           --------------
Net Fixed Assets                                       0.00                     0.00

Net Goodwill                                           0.00                     0.00

Intercompany Due To/From                     (24,600,692.37)          (24,608,201.70)

Net Deferred Financing Fees                            0.00                     0.00

Net Investment in Subsidiaries                42,498,076.73            41,532,108.18

                                             --------------           --------------
Total Other Assets                            17,897,384.36            16,923,906.48

                                             --------------           --------------
Total Assets                                  17,897,384.36            16,923,906.48

                                             --------------           --------------

AMCV US SET OF BOOKS                                    Date: 20-MAR-02 12:51:11
BALANCE SHEET - ATTACHMENT 5                            Page:  2
Current Period: FEB-2

currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                                                YTD-Actual              YTD-Actual
                                                28-Feb-02                22-Oct-01
                                             --------------           --------------
LIABILITIES

Accounts Payable                                       0.00                     0.00

Accrued Liabilities                                    0.00                     0.00

Deposits                                               0.00                     0.00

                                             --------------           --------------
Total Current Liabilities                              0.00                     0.00

Long Term Debt                                         0.00                     0.00

Other Long Term Liabilities                   (1,816,230.95)           (1,816,230.95)

                                             --------------           --------------
Total Liabilities                             (1,816,230.95)           (1,816,230.95)

OTHER

Liabilities Subject to Compromise                      0.00                     0.00

                                             --------------           --------------
Total Other                                            0.00                     0.00

OWNER'S EQUITY

Common Stock                                       8,440.25                 8,440.25

Add'l Paid In Capital                         76,531,536.87            76,531,536.87

Current Net Income (Loss)                        102,234.72           (11,777,334.92)

Retained Earnings                            (56,928,596.53)          (46,022,504.77)

                                             --------------           --------------
Total Owner's Equity                          19,713,615.31            18,740,137.43

                                             --------------           --------------
Total Liabilities & Equity                    17,897,384.36            16,923,906.48

                                             --------------           --------------

Great Hawaiian Cruise Line, Inc.                                     ATTACHMENT 6                                          01-10975
                                                      Summary List of Due To/Due From Accounts
                                                         For the Month Edned January 31, 2002


                                                             BEGINNING                                                ENDING
AFFILIATE NAME                               CASE NUMBER      BALANCE              DEBITS           CREDITS           BALANCE
American Classic Voyages Co.                 01-10954       (3,599,725.67)               --               --      (3,599,725.67)
AMCV Holdings, Inc.                          01-10973                  --          4,732.64               --           4,732.64
AMCV Cruise Operations, Inc.                 01-10967           (1,574.81)       104,193.53         5,962.92          96,655.80
The Delta Queen Steamboat Co.                01-10970            1,286.35                --         1,667.35            (381.00)
Oceanic Ship Co.                             N/A                (1,803.12)               --               --          (1,803.12)
Great Hawaiian Properties Corporation        01-10971        3,667,617.75                --        46,796.72       3,620,821.03
American Hawaii Properties Corporation       01-10976              743.26                --        57,452.79         (56,709.53)
Great Independence Ship Co.                  01-10969      (24,661,273.21)         1,667.35         4,676.66     (24,664,282.52)
                                                           --------------------------------------------------------------------
                                                           (24,594,729.45)       110,593.52       116,556.44     (24,600,692.37)
                                                           ====================================================================

                        Great Hawaiian Cruise Line, Inc.
                                 01-10975 (EIK)




                            Accounts Receivable Aging
                             As of February 28, 2002




                                  Attachment 7
                                 Not Applicable

                        Great Hawaiian Cruise Line, Inc.
                                 01-10975 (EIK)



                             Accounts Payable Detail
                             As of February 28, 2002



                                  Attachment 8


                                 Not Applicable

DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.            CASE NUMBER:  01-10975 (EIK)


                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF FEBRUARY 28, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                  ATTACHMENT 9
                   NOTES TO FEBRUARY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.